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                                                                   Exhibit 24(a)



                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Wachovia Corporation (the "Corporation"), and each of us, do hereby appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them, our true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for us and in our name, place and stead in our capacities as directors of Wachovia Corporation, to a new Registration Statement on Form S-3, or other applicable form, relating to an offering of not more than $2.5 billion of the Corporation's senior and/or subordinated debt securities, with the Securities and Exchange Commission, and to sign and file all amendments to the Registration Statement, with any exhibits and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to take all actions necessary to effect the purposes of this Power of Attorney, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

          This the 12th day of May 1999.


/s/ L .M. Baker, Jr.
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 L. M. Baker, Jr.


/s/ Peter C. Browning
-------------------------------------------
 Peter C. Browning


/s/ John L. Clendenin
------------------------------------------
 John L. Clendenin


/s/ George W. Henderson, III
-------------------------------------
 George W. Henderson, III


/s/ Robert A. Ingram
-------------------------------------------
 Robert A. Ingram


/s/ Elizabeth Valk Long
-----------------------------------------
 Elizabeth Valk Long


/s/ Lloyd U. Noland, III
------------------------------------------
 Lloyd U. Noland, III


/s/ John C. Whitaker, Jr.
------------------------------------------
 John C. Whitaker, Jr.


/s/ James S. Balloun
------------------------------------------------
 James S. Balloun


/s/ John T. Casteen III
------------------------------------------------
 John T. Casteen III


/s/ Thomas K. Hearn, Jr.
--------------------------------------------
 Thomas K. Hearn, Jr.


/s/ W. Hayne Hipp
----------------------------------------------
 W. Hayne Hipp


/s/ George R. Lewis
----------------------------------------------
 George R. Lewis


/s/ John G. Medlin, Jr.
----------------------------------------------
 John G. Medlin, Jr.


/s/ Sherwood H. Smith, Jr.
-------------------------------------------
 Sherwood H. Smith, Jr.